Exhibit 99.3

CAESARS GROWTH PARTNERS, LLC
PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
(UNAUDITED)
The following unaudited pro forma combined condensed financial information ("Unaudited Pro Forma Financial Information") has been prepared to illustrate the effect of the transactions described on Form 8-K filed herewith and are for informational purposes only. The Unaudited Pro Forma Financial Information is based on the historical financial statements of Caesars Growth Partners, LLC ("CGP LLC"), Predecessor Growth Partners (the assets and entities that were acquired by or contributed to CGP LLC) and the Purchased Properties (as defined in Note 1 — Description of Transactions). The unaudited pro forma adjustments in the Unaudited Pro Forma Financial Information are (1) directly attributable to the transactions described above, (2) factually supportable and (3) with respect to the pro forma combined condensed statements of operations, expected to have a continuing impact on the combined financial results. No effect has been given in the unaudited pro forma combined condensed statements of operations for synergistic benefits and potential cost savings, if any, that may be realized through the combination of these companies or the costs that may be incurred in integrating their operations. The Unaudited Pro Forma Financial Information does not purport to represent what the actual combined financial results would have been had the transactions occurred as of the dates indicated or that may be achieved in the future and should not be taken as representative of future consolidated results of CGP LLC. All unaudited pro forma adjustments and their underlying assumptions are described more fully in the Notes to Pro Forma Combined Condensed Financial Information.
The transactions described above are transactions between entities under common control. The Unaudited Pro Forma Combined Condensed Balance Sheets as of March 31, 2014 and December 31, 2013 are presented as if the transactions had occurred at the end of each period. The Unaudited Pro Forma Combined Condensed Statements of Operations for the quarters ended March 31, 2014 and 2013, the period of October 22, 2013 through December 31, 2013, the period of January 1, 2013 through October 21, 2013 and the year ended December 31, 2012 are presented as if the transactions had occurred on January 1, 2012 and were carried forward through each of the aforementioned periods presented.
The Unaudited Pro Forma Financial Information should be read in conjunction with the historical financial statements and the accompanying notes thereto of CGP LLC and Predecessor Growth Partners included in Caesars Acquisition Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, and the historical financial statements and the accompanying notes thereto of the Purchased Properties included herein on this Current Report Form 8-K as Exhibit 99.1 for the fiscal years ended December 31, 2013 and 2012, and as Exhibit 99.2 for the quarterly period ended March 31, 2014.
See Note 1 — Description of Transactions for more information.

CAESARS GROWTH PARTNERS, LLC
PRO FORMA COMBINED CONDENSED BALANCE SHEET
MARCH 31, 2014
(UNAUDITED)
(In millions)

	Historical
	CGP LLC	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$972.6	$52.8	$(470.3)	(A)	$555.1
Receivables, net	65.2	22.2	—		87.4
Interest receivable from related party	25.3	—	—		25.3
Deferred tax assets	3.3	2.6	(2.6)	(B)	3.3
Restricted cash	22.8	9.0	(9.7)	(C)	22.1
Prepayments and other current assets	12.0	13.4	—		25.4
Total current assets	1,101.2	100.0	(482.6)		718.6
Investment in notes from related party	973.2	—	—		973.2
Land, property and equipment, net	596.8	1,667.6	—		2,264.4
Goodwill	126.6	336.4	—		463.0
Intangible assets other than goodwill, net	213.1	116.8	—		329.9
Restricted cash	203.6	41.8	(49.6)	(C)	195.8
Deferred tax assets	9.5	—	—		9.5
Deferred charges and other	115.1	25.6	149.8	(D)	290.5
Total assets	$3,339.1	$2,288.2	$(382.4)		$5,244.9

Liabilities and Equity
Current liabilities
Accounts payable	$92.7	$58.7	$—		$151.4
Payables to related party	47.1	0.5	—		47.6
Accrued expenses	169.0	73.9	(0.9)	(C)	242.0
Foreign tax payable	0.9	—	—		0.9
Deferred tax liabilities	0.4	—	—		0.4
Current portion of long-term debt	0.1	6.2	8.7	(C), (E)	15.0
Total current liabilities	310.2	139.3	7.8		457.3
Long-term debt	677.6	200.2	1,332.9	(C), (E)	2,210.7
Long-term debt to related party	39.8	—	—		39.8
Convertible notes issued to related party	47.7	—	—		47.7
Deferred tax liabilities	10.1	161.4	(161.4)	(B)	10.1
Contingently issuable non-voting membership units	382.6	—	—		382.6
Deferred credits and other	80.2	1.2	—		81.4
Total liabilities	1,548.2	502.1	1,179.3		3,229.6

Commitments and contingencies
Redeemable noncontrolling interests	3.3	—	—		3.3
Equity
Additional paid-in capital	751.2	2,138.3	(1,523.4)	(F)	1,366.1
Retained earnings/(accumulated deficit)	746.8	(352.2)	(38.3)	(G)	356.3
Accumulated other comprehensive income	242.8	—	—		242.8
Total equity	1,740.8	1,786.1	(1,561.7)		1,965.2
Noncontrolling interests	46.8	—	—		46.8
Total equity attributable to CGP LLC	1,787.6	1,786.1	(1,561.7)		2,012.0
Total liabilities and equity	$3,339.1	$2,288.2	$(382.4)		$5,244.9
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

CAESARS GROWTH PARTNERS, LLC
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
QUARTER ENDED MARCH 31, 2014
(UNAUDITED)
(In millions)

	Historical
	CGP LLC	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Revenues
Interactive Entertainment
Social and mobile games	$115.7	$—	$—		$115.7
WSOP and online real money gaming	8.5	—	—		8.5
	124.2	—	—		124.2
Casino Properties and Developments
Casino	46.9	131.3	—		178.2
Food and beverage	24.9	32.0	—		56.9
Rooms	27.8	41.9	—		69.7
Other	16.2	14.1	—		30.3
Less: casino promotional allowances	(13.7)	(29.4)	—		(43.1)
	102.1	189.9	—		292.0
Net revenues	226.3	189.9	—		416.2

Operating expenses
Interactive Entertainment - Direct
Platform fees	35.3	—	—		35.3
Casino Properties and Developments - Direct
Casino	20.9	70.6	—		91.5
Food and beverage	12.0	12.5	—		24.5
Rooms	7.7	11.1	—		18.8
Property, general, administrative and other	121.8	56.1	5.2	(H)	183.1
Depreciation and amortization	13.6	14.6	—		28.2
Change in fair value of contingently issuable non-voting membership units	76.1	—	—		76.1
Change in fair value of contingent consideration	0.7	—	—		0.7
Total operating expenses	288.1	164.9	5.2		458.2
(Loss)/income from operations	(61.8)	25.0	(5.2)		(42.0)
Interest expense, net of interest capitalized	(11.9)	(5.3)	(26.8)	(I)	(44.0)
Interest income	1.0	—	—		1.0
Interest income - related party	48.8	—	—		48.8
Loss on extinguishment of debt	(0.6)	—	0.6	(J)	—
(Loss)/income before (provision for)/benefit from income taxes	(24.5)	19.7	(31.4)		(36.2)
(Provision for)/benefit from income taxes	(1.7)	(7.5)	7.5	(K)	(1.7)
Net (loss)/income	(26.2)	12.2	(23.9)		(37.9)
Less: net loss attributable to noncontrolling interests	6.5	—	—		6.5
Net (loss)/income attributable to CGP LLC	$(19.7)	$12.2	$(23.9)		$(31.4)
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

CAESARS GROWTH PARTNERS, LLC
PRO FORMA COMBINED CONDENSED BALANCE SHEET
DECEMBER 31, 2013
(UNAUDITED)
(In millions)

	Historical
	CGP LLC	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$976.9	$55.1	$(488.6)	(A)	$543.4
Short-term investments	15.0	—	—		15.0
Receivables, net	53.7	17.2	—		70.9
Interest receivable from related party	8.9	—	—		8.9
Deferred tax assets	7.0	2.6	(2.6)	(B)	7.0
Restricted cash	28.8	14.2	(9.1)	(C)	33.9
Prepayments and other current assets	13.2	14.0	—		27.2
Total current assets	1,103.5	103.1	(500.3)		706.3
Investment in notes from related party	931.6	—	—		931.6
Land, property and equipment, net	516.0	1,593.6	—		2,109.6
Goodwill	112.8	336.4	—		449.2
Intangible assets other than goodwill, net	168.2	120.5	—		288.7
Restricted cash	231.6	85.2	(31.9)	(C)	284.9
Deferred charges and other	114.8	23.4	149.8	(D)	288.0
Total assets	$3,178.5	$2,262.2	$(382.4)		$5,058.3

Liabilities and equity
Current liabilities
Accounts payable	$54.8	$34.9	$—		$89.7
Payables to related party	49.4	—	—		49.4
Accrued expenses	126.4	62.3	(1.0)	(C)	187.7
Foreign tax payable	1.8	—	—		1.8
Current portion of long-term debt	0.1	3.9	8.7	(C), (E)	12.7
Total current liabilities	232.5	101.1	7.7		341.3
Long-term debt	680.2	199.4	1,329.8	(C), (E)	2,209.4
Long-term debt to related party	39.8	139.2	—		179.0
Convertible notes issued to related party	47.7	—	—		47.7
Deferred tax liabilities	3.8	161.2	(161.2)	(B)	3.8
Contingently issuable non-voting membership units	306.5	—	—		306.5
Deferred credits and other	69.6	0.8	—		70.4
Total liabilities	1,380.1	601.7	1,176.3		3,158.1

Commitments and contingencies
Redeemable noncontrolling interests	3.9	—	—		3.9
Equity
Additional paid-in capital	749.6	2,024.9	(1,516.1)	(F)	1,258.4
Retained earnings/(accumulated deficit)	766.5	(364.4)	(42.6)	(G)	359.5
Accumulated other comprehensive income	233.6	—	—		233.6
Total equity	1,749.7	1,660.5	(1,558.7)		1,851.5
Noncontrolling interests	44.8	—	—		44.8
Total equity attributable to CGP LLC	1,794.5	1,660.5	(1,558.7)		1,896.3
Total liabilities and equity	$3,178.5	$2,262.2	$(382.4)		$5,058.3
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

CAESARS GROWTH PARTNERS, LLC
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
OCTOBER 22, 2013 THROUGH DECEMBER 31, 2013
(UNAUDITED)
(In millions)

	Historical
	CGP LLC	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Revenues
Interactive Entertainment
Social and mobile games	$70.4	$—	$—		$70.4
WSOP and online real money gaming	3.6	—	—		3.6
	74.0	—	—		74.0
Casino Properties and Developments
Casino	37.1	95.7	—		132.8
Food and beverage	16.3	21.4	—		37.7
Rooms	17.5	27.5	—		45.0
Other	8.1	13.2	—		21.3
Less: casino promotional allowances	(11.3)	(22.3)	—		(33.6)
	67.7	135.5	—		203.2
Net revenues	141.7	135.5	—		277.2

Operating expenses
Interactive Entertainment - Direct
Platform fees	22.3	—	—		22.3
Casino Properties and Developments - Direct
Casino	16.7	53.1	—		69.8
Food and beverage	7.5	8.4	—		15.9
Rooms	4.8	7.3	—		12.1
Property, general, administrative and other	92.5	38.1	3.9	(H)	134.5
Depreciation and amortization	8.8	12.3	—		21.1
Change in fair value of contingently issuable non-voting membership units	138.7	—	—		138.7
Change in fair value of contingent consideration	2.9	—	—		2.9
Total operating expenses	294.2	119.2	3.9		417.3
(Loss)/income from operations	(152.5)	16.3	(3.9)		(140.1)
Interest expense, net of interest capitalized	(11.9)	(4.4)	(19.6)	(I)	(35.9)
Interest income - related party	35.8	—	—		35.8
Loss on extinguishment of debt	(0.9)	—	0.9	(J)	—
(Loss)/income before (provision for)/benefit from income taxes	(129.5)	11.9	(22.6)		(140.2)
(Provision for)/benefit from income taxes	(2.6)	(4.5)	4.5	(K)	(2.6)
Net (loss)/income	(132.1)	7.4	(18.1)		(142.8)
Less: net loss attributable to noncontrolling interests	4.6	—	—		4.6
Net (loss)/income attributable to CGP LLC	$(127.5)	$7.4	$(18.1)		$(138.2)
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

PREDECESSOR GROWTH PARTNERS
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
JANUARY 1, 2013 THROUGH OCTOBER 21, 2013
(UNAUDITED)
(In millions)

	Historical
	Predecessor Growth Partners	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Revenues
Interactive Entertainment
Social and mobile games	$232.3	$—	$—		$232.3
WSOP and online real money gaming	10.3	—	—		10.3
	242.6	—	—		242.6
Casino Properties and Developments
Casino	137.1	393.6	—		530.7
Food and beverage	70.0	92.9	—		162.9
Rooms	80.1	115.9	—		196.0
Other	22.6	50.1	—		72.7
Less: casino promotional allowances	(39.6)	(87.1)	—		(126.7)
	270.2	565.4	—		835.6
Net revenues	512.8	565.4	—		1,078.2

Operating expenses
Interactive Entertainment - Direct
Platform fees	72.5	—	—		72.5
Casino Properties and Developments - Direct
Casino	59.9	211.3	—		271.2
Food and beverage	34.8	39.0	—		73.8
Rooms	21.9	32.9	—		54.8
Property, general, administrative and other	194.8	168.1	15.9	(H)	378.8
Depreciation and amortization	35.1	45.4	—		80.5
Change in fair value of contingent consideration	50.0	—	—		50.0
Total operating expenses	469.0	496.7	15.9		981.6
Income from operations	43.8	68.7	(15.9)		96.6
Interest expense, net of interest capitalized	(39.7)	(21.3)	(85.8)	(I)	(146.8)
Interest income - related party	138.5	—	—		138.5
Loss on extinguishment of debt	(0.7)	—	0.7	(J)	—
Other income, net	0.3	0.2	—		0.5
Income/(loss) before (provision for)/benefit from income taxes	142.2	47.6	(101.0)		88.8
(Provision for)/benefit from income taxes	(50.3)	(17.7)	35.3	(K)	(32.7)
Net income/(loss)	91.9	29.9	(65.7)		56.1
Less: net loss attributable to noncontrolling interests	5.1	—	—		5.1
Net income/(loss) attributable to Predecessor Growth Partners	$97.0	$29.9	$(65.7)		$61.2
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

PREDECESSOR GROWTH PARTNERS
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
QUARTER ENDED MARCH 31, 2013
(UNAUDITED)
(In millions)

	Historical
	Predecessor Growth Partners	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Revenues
Interactive Entertainment
Social and mobile games	$66.6	$—	$—		$66.6
WSOP and online real money gaming	1.5	—	—		1.5
	68.1	—	—		68.1
Casino Properties and Developments
Casino	44.8	131.3	—		176.1
Food and beverage	21.4	31.3	—		52.7
Rooms	23.6	36.1	—		59.7
Other	6.2	14.9	—		21.1
Less: casino promotional allowances	(13.0)	(28.1)	—		(41.1)
	83.0	185.5	—		268.5
Net revenues	151.1	185.5	—		336.6

Operating expenses
Interactive Entertainment - Direct
Platform fees	21.1	—	—		21.1
Casino Properties and Developments - Direct
Casino	20.1	70.2	—		90.3
Food and beverage	10.1	13.0	—		23.1
Rooms	6.4	10.4	—		16.8
Property, general, administrative and other	54.8	50.9	5.2	(H)	110.9
Depreciation and amortization	10.4	14.2	—		24.6
Change in fair value of contingent consideration	52.4	—	—		52.4
Total operating expenses	175.3	158.7	5.2		339.2
(Loss)/income from operations	(24.2)	26.8	(5.2)		(2.6)
Interest expense, net of interest capitalized	(10.1)	(7.4)	(26.9)	(I)	(44.4)
Interest income - related party	40.6	—	—		40.6
Other income, net	0.2	0.1	—		0.3
(Loss)/income before (provision for)/benefit from income taxes	6.5	19.5	(32.1)		(6.1)
(Provision for)/benefit from income taxes	(2.0)	(7.3)	11.3	(K)	2.0
Net (loss)/income	4.5	12.2	(20.8)		(4.1)
Less: net loss attributable to noncontrolling interests	1.8	—	—		1.8
Net (loss)/income attributable to Predecessor Growth Partners	$6.3	$12.2	$(20.8)		$(2.3)
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

PREDECESSOR GROWTH PARTNERS
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012
(UNAUDITED)
(In millions)

	Historical
	Predecessor Growth Partners	Purchased Properties	Pro Forma Adjustments (Note 2)		Pro Forma Combined
Revenues
Interactive Entertainment
Social and mobile games	$193.3	$—	$—		$193.3
WSOP and online real money gaming	14.4	—	—		14.4
	207.7	—	—		207.7
Casino Properties and Developments
Casino	171.2	538.5	—		709.7
Food and beverage	69.7	129.2	—		198.9
Rooms	91.9	148.4	—		240.3
Other	21.1	71.6	—		92.7
Less: casino promotional allowances	(50.2)	(110.2)	—		(160.4)
	303.7	777.5	—		1,081.2
Net revenues	511.4	777.5	—		1,288.9

Operating expenses
Interactive Entertainment - Direct
Platform fees	62.6	—	—		62.6
Casino Properties and Developments - Direct
Casino	79.2	289.1	—		368.3
Food and beverage	33.2	58.8	—		92.0
Rooms	26.7	45.4	—		72.1
Property, general, administrative and other	189.0	195.9	21.7	(H)	406.6
Depreciation and amortization	32.2	59.8	—		92.0
Total operating expenses	422.9	649.0	21.7		1,093.6
Income from operations	88.5	128.5	(21.7)		195.3
Interest expense, net of interest capitalized	(41.7)	(14.1)	(107.2)	(I)	(163.0)
Interest income - related party	145.1	—	—		145.1
Other income, net	1.9	—	—		1.9
Income/(loss) before (provision for)/benefit from income taxes	193.8	114.4	(128.9)		179.3
(Provision for)/benefit from income taxes	(66.4)	(42.1)	45.2	(K)	(63.3)
Net income/(loss)	127.4	72.3	(83.7)		116.0
Less: net income attributable to noncontrolling interests	(0.6)	—	—		(0.6)
Net income/(loss) attributable to Predecessor Growth Partners	$126.8	$72.3	$(83.7)		$115.4
See accompanying Notes to Pro Forma Combined Condensed Financial Information.

CAESARS GROWTH PARTNERS, LLC
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

Note 1 — Description of Transactions
On March 1, 2014, Caesars Acquisition Company (the "Company," "CAC," "we," "our" and "us") entered into a Transaction Agreement (the "Agreement") by and among, Caesars Entertainment Corporation ("CEC"), Caesars Entertainment Operating Company, Inc. ("CEOC"), Caesars License Company, LLC ("CLC"), Harrah’s New Orleans Management Company ("HNOMC"), Corner Investment Company, LLC ("CIC"), 3535 LV Corp. ("3535 LV"), Parball Corporation ("Parball"), JCC Holding Company II, LLC ("JCC Holding"), CAC and Caesars Growth Partners, LLC ("CGP LLC"). Pursuant to the terms of the Agreement, CGP LLC (or one or more of its designated direct or indirect subsidiaries) agreed to acquire from CEOC or one or more of its affiliates, (i) Cromwell (f/k/a Bill’s Gamblin’ Hall & Saloon), The Quad, Bally’s Las Vegas and Harrah’s New Orleans (each a "Property" and collectively, the "Purchased Properties"), (ii) 50% of the ongoing management fees and any termination fees payable under the Property Management Agreements to be entered between a property manager and the owners of each of the Purchased Properties (the "Property Management Agreements"), and (iii) certain intellectual property that is specific to each of the Purchased Properties (together with the transactions described in (i) and (ii) above, the "Asset Purchase Transaction") for an aggregate purchase price of $2.0 billion, less outstanding debt to be assumed in the Asset Purchase Transaction, subject to various pre-closing and post-closing adjustments in accordance with the terms of the Agreement.
On May 5, 2014, CAC and CGP LLC entered into a First Amendment to Transaction Agreement (the "Amendment") by and among CEC, CEOC, CLC, HNOMC, CIC, 3535 LV, Parball and JCC Holding pursuant to which the parties to such agreement amended the Agreement (the Agreement, as so amended by the Amendment, the "Amended Agreement"). Pursuant to the Amended Agreement, Caesars Growth Properties Holdings, LLC (“CGPH”), an indirect, wholly-owned subsidiary of CGP LLC, acquired Cromwell, The Quad, and Bally's Las Vegas, 50% of the ongoing management fees and any termination fees payable under the Property Management Agreements for Cromwell, The Quad, and Bally's Las Vegas, and certain intellectual property that is specific to Cromwell, The Quad, and Bally's Las Vegas (collectively referred to as the "First Closing").
On May 20, 2014, CGPH acquired from CEOC (or one or more of its affiliates) (i) Harrah’s New Orleans (the "Louisiana Property"), (ii) 50% of the ongoing management fees and any termination fees payable under the Property Management Agreement attributable to Harrah's New Orleans; and (iii) certain intellectual property that is specific to the Louisiana Property (together with the transactions described in (i) and (ii) above, the "Second Closing").
In addition, in May 2014, CGP LLC contributed the equity interests of PHWLV, LLC, which holds Planet Hollywood Resort & Casino, and the 50% interest in the management fee revenues of PHW Manager, LLC to CGPH. CGPH paid in full approximately $455.4 million outstanding under the senior secured term loan of PHWLV, LLC (the “PHW Credit Facility”).
The transactions described above are transactions between entities under common control.
The purchase price of the First Closing was funded by CGP LLC with cash on hand and the proceeds of $700.0 million of term loans (the "First Closing Term Loan"). CGPH closed on the First Closing Term Loan on May 5, 2014. This loan was repaid in full on May 20, 2014, in connection with the Second Closing.
CGPH and Caesars Growth Properties Finance, Inc. (together, the "Issuers"), issued $675.0 million aggregate principal amount of their 9.375% second-priority senior secured notes due 2022 (the "2022 Notes") pursuant to an indenture dated as of April 17, 2014, among the Issuers and U.S. Bank National Association, as trustee (the "Indenture"). The Issuers deposited the gross proceeds of the offering of the 2022 Notes, together with additional amounts necessary to redeem the 2022 Notes, if applicable, into a segregated escrow account until the date that certain escrow conditions were satisfied. On May 8, 2014, CGPH closed on $1.175 billion of term loans (the "Term Loan") pursuant to a credit agreement. The credit agreement also provided for a $150.0 million revolving credit agreement (the "Revolving Credit Facility"), which was undrawn at the closing of the Term Loan. Pursuant to an escrow agreement, dated as of May 8, 2014, CGPH deposited the gross proceeds of the Term Loan, together with additional amounts necessary to repay the Term Loan, if applicable, into a segregated escrow account until the date that certain escrow conditions were satisfied. In connection with the Second Closing, proceeds of the 2022 Notes and Term Loan were released from escrow.
CGPH used the proceeds from the borrowing under the Term Loan Facility and the issuance of the 2022 Notes, together with the cash contributed to CGPH from CGP LLC, to fund the Asset Purchase Transaction, to pay in full the PHW Credit Facility and to pay fees and expenses in connection with the transactions.

Note 2 — Pro Forma Adjustments
The pro forma adjustments included in the Unaudited Pro Forma Financial Information are as follows:

(A)
The purchase price for the Purchased Properties was $2.0 billion, less outstanding debt assumed, and certain pre-closing and post-closing adjustments. The Asset Purchase Transaction was funded by (i) borrowings under the First Closing Term Loan (which was fully paid in connection with the Second Closing), (ii) borrowings under the Term Loan, (iii) CGPH's issuance of the 2022 Notes and (iv) cash contributed to CGPH by CGP LLC. The following table summarizes the sources and uses of funds as a result of the Asset Purchase Transaction.

(In millions)	March 31, 2014	December 31, 2013
Sources of Funds (1)
2022 Notes, net of $15.2 million discount	$659.8	$659.8
Term Loan, net of $33.7 million discount	1,141.3	1,141.3
Total sources of funds	1,801.1	1,801.1

Uses of Funds
Purchase Price for Purchased Properties	2,000.0	2,000.0
Outstanding debt assumed	(192.7)	(192.7)
Pre-closing and post-closing adjustments	0.9	0.9
Purchase price, net	1,808.2	1,808.2

Payment in full of PHW Credit Facility	418.9	437.2
Fees associated with First Closing Term Loan (2)	28.2	28.2
Deferred financing charges associated with Term Loan	5.7	5.7
Other Asset Purchase Transaction fees (3)	4.3	4.3
Deferred financing charges associated with Revolving Credit Facility	4.1	4.1
Deferred financing charges associated with 2022 Notes	2.0	2.0
Total uses of funds	2,271.4	2,289.7

Net cash used for the Asset Purchase Transaction	$(470.3)	$(488.6)
____________________________________

(1)	Borrowings under the First Closing Term Loan in the amount of $700.0 million were fully paid in connection with the Second Closing.

(2)
Fees related to the First Closing Term Loan are considered material, nonrecurring charges which result directly from the Asset Purchase Transaction and therefore, were not included as a pro forma adjustment in the Unaudited Pro Forma Combined Condensed Income Statements.

(3)
Non-debt related fees resulting directly from the Asset Purchase Transaction are considered material, nonrecurring charges and were not included as a pro forma adjustment in the Unaudited Pro Forma Combined Condensed Income Statements.

(B)
CGP LLC does not record a tax provision for its Casino Properties and Developments segment as all entities within this segment are pass-through entities for income tax purposes; therefore, the deferred tax asset ("DTA") and the deferred tax liability ("DTL"), were reversed. See (F) below for further information.

(C)
The PHW Credit Facility required PHWLV, LLC to maintain certain reserve funds which were deemed restricted and were included in restricted cash. In connection with the Second Closing in May 2014, CGPH repaid the PHW Credit Facility and the related restrictions on cash at Planet Hollywood Resort & Casino were released. The following table summarizes balances related to the PHW Credit Facility and a reconciliation to the payment in full, including the loss on extinguishment of debt.

(In millions)	March 31, 2014	December 31, 2013
PHW Credit Facility long-term debt	$459.4	$462.5
Loss on extinguishment of debt (1)	17.8	14.6
PHW Credit Facility accrued interest	0.9	1.0
PHW Credit Facility current portion of long-term debt	0.1	0.1
Total payment for PHW Credit Facility	$478.2	$478.2
____________________________________
(1) The loss on extinguishment of debt related to the repayment of the PHW Credit Facility is considered a material, nonrecurring charge which results directly from the Asset Purchase Transaction and therefore, was not included as a pro forma adjustment in the Unaudited Pro Forma Combined Condensed Income Statements.

The following table summarizes the release of restricted cash related to the PHW Credit Facility payment in full.

(In millions)	March 31, 2014	December 31, 2013
Restricted cash, current	$9.7	$9.1
Restricted cash, non-current	49.6	31.9
Total restricted cash released	$59.3	$41.0

(D)
Represents (i) $138.0 million paid for 50% of the ongoing management fees reflected as a long-term prepaid asset and (ii) capitalized deferred charges of $9.8 million and $2.0 million related to borrowings under the Term Loan and the issuance of the 2022 Notes, respectively.

(E)	Current portion of long-term debt adjustments represent (i) the current portion for borrowings under Term Loan, net, and (ii) the current portion of the PHW Credit Facility paid in full.

(In millions)	March 31, 2014	December 31, 2013
Borrowings under Term Loan, net	$8.8	$8.8
PHW Credit Facility current portion of long-term debt	(0.1)	(0.1)
Total current portion of long-term debt pro forma adjustments	$8.7	$8.7
Long-term debt adjustments represent (i) borrowings under Term Loan, net, (ii) issuance of 2022 Notes, net and (iii) PHW Credit Facility payment in full.

(In millions)	March 31, 2014	December 31, 2013
Borrowings under Term Loan, net	$1,132.5	$1,132.5
Issuance of 2022 Notes, net	659.8	659.8
PHW Credit Facility payment in full	(459.4)	(462.5)
Total long-term debt pro forma adjustments	$1,332.9	$1,329.8

(F)
Represents the net equity investment in the Purchased Properties and the reversal of DTA, DTL and income tax provision within Retained earnings into Additional paid-in capital as CGP LLC does not record a tax provision for its Casino Properties and Developments segment as all entities within this segment are pass-through entities for income tax purposes. The following table summarizes the Additional paid-in capital pro forma adjustments.

(In millions)	March 31, 2014	December 31, 2013
Purchase price, net	$(1,808.2)	$(1,808.2)
Prepaid management fees reflected as a long-term prepaid asset	138.0	138.0
Net equity investment in the Purchased Properties	(1,670.2)	(1,670.2)

Reversal of DTA, DTL and income tax provision within retained earnings(1)	146.8	154.1
Total additional paid-in capital pro forma adjustments	$(1,523.4)	$(1,516.1)
____________________________________

(1)
At March 31, 2014, the income tax provision within retained earnings represents the income tax provision for the quarter ended March 31, 2014 and for the period of October 22, 2013 through December 31, 2013. At December 31, 2013, the income tax provision within retained earnings represents the income tax provision for the period of October 22, 2013 through December 31, 2013.

(G)
Includes (i) fees related to the First Closing Term Loan, (ii) loss on extinguishment of debt related to the full payment of the PHW Credit Facility, (iii) other Asset Purchase Transaction fees and (iv) the reversal of the income tax provision within retained earnings (see (F) above).

(In millions)	March 31, 2014	December 31, 2013
Fees related to the First Closing Term Loan	$(28.2)	$(28.2)
Loss on extinguishment of debt for PHW Credit Facility	(17.8)	(14.6)
Other Asset Purchase Transaction fees	(4.3)	(4.3)
Reversal of income tax provision within retained earnings	12.0	4.5
Total retained earnings/(accumulated deficit) pro forma adjustments	$(38.3)	$(42.6)

(H)
Represents (i) the incremental management fees paid to the property managers less the reimbursement of 50% of such management fees to the Purchased Properties and (ii) the amortization of the $138.0 million prepaid management fee over the contract term.

(In millions)	Quarter Ended March 31, 2014	October 22, 2013 Through December 31, 2013	January 1, 2013 Through October 21, 2013	Quarter Ended March 31, 2013	Year Ended December 31, 2012
Management fee to property manager	$5.8	$4.2	$17.0	$5.8	$25.0
50% of management fee reimbursed per Property Management Agreements	(2.9)	(2.1)	(8.5)	(2.9)	(12.5)
Net management fee	2.9	2.1	8.5	2.9	12.5
Amortization of prepaid management fee asset	2.3	1.8	7.4	2.3	9.2
Total property, general, administrative and other pro forma adjustments	$5.2	$3.9	$15.9	$5.2	$21.7

(I)
Represents (i) interest expense for the 6.25% stated rate Term Loan at an effective interest rate of 6.883%, (ii) interest expense for the 9.375% stated rate 2022 Notes at an effective interest rate of 9.859% and (iii) removal of interest expense resulting from the full payment of PHW Credit Facility.

(In millions)	Quarter Ended March 31, 2014	October 22, 2013 Through December 31, 2013	January 1, 2013 Through October 21, 2013	Quarter Ended March 31, 2013	Year Ended December 31, 2012
Interest expense, Term Loan	$(20.2)	$(15.3)	$(64.6)	$(20.2)	$(79.9)
Interest expense, 2022 Notes	(16.2)	(12.4)	(52.4)	(16.2)	(64.8)
Removal of PHW Credit Facility interest expense	9.6	8.1	31.2	9.5	37.5
Total interest expense pro forma adjustments	$(26.8)	$(19.6)	$(85.8)	$(26.9)	$(107.2)

(J)	Represents removal of the loss on extinguishment of debt resulting from the full payment of PHW Credit Facility.

(In millions)	Quarter Ended March 31, 2014	October 22, 2013 Through December 31, 2013	January 1, 2013 Through October 21, 2013
Removal of PHW Credit Facility loss on extinguishment of debt	$0.6	$0.9	$0.7

(K)
For periods subsequent to October 21, 2013, taxes allocated to the Purchased Properties reflected in the combined financial statements are reversed upon consolidation into CGP LLC as CGP LLC does not record a tax provision for its Casino Properties and Developments segment as all entities within this segment are pass-through entities for income tax purposes.

For periods prior to and including October 21, 2013, the income tax adjustment represents the income tax impact for pro forma adjustments (H) through (J) above.